SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 17, 1999


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States               333-32591                        58-1897792
(State or other             (Commission                      (IRS Employer
 jurisdiction                File No.)                    Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                          30144
(Address of principal executive offices)                             (Zip Code

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  April  1999  to  the   Series   1997-2
                     Certificateholders on May 17, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  April  1999  to  the   Series   1998-1
                     Certificateholders on May 17, 1999.

Item 7(c).           Exhibits.

                     The  following  is filed as an exhibit to this report under
Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of April 1999.

          99.2 Series 1998-1 Certificateholders Statement for the month of April 1999.





                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FNANB CREDIT CARD
                  MASTER TRUST


                  By:       FIRST NORTH AMERICAN
                            NATIONAL BANK, as
                            Transferor and Servicer


                  By:
                            Michael T. Chalifoux
                            Chairman of the Board





Date:      May 17, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



          Exhibit
          Number                     Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of April 1999.


          99.2 Series 1998-1 Certificateholders Statement for the month of April 1999.